Exhibit 10.1
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
     This Tenth Amendment to Amended and Restated Master Lease (this “Amendment”) is executed and delivered as of September 8, 2009 by and between STERLING ACQUISITION CORP., a Kentucky corporation (“Lessor”), the address of which is 9690 Deereco Road, Suite 100, Timonium, MD 21093, and DIVERSICARE LEASING CORP., a Tennessee corporation, the address of which is 1621 Galleria Boulevard, Brentwood, TN 37027.
RECITALS:
     A. Lessee has executed and delivered to Lessor a Consolidated Amended and Restated Master Lease dated as of November 8, 2000, but effective as of October 1, 2000, as amended by a First Amendment to Consolidated Amended and Restated Master Lease dated as of September 30, 2001, a Second Amendment to Consolidated Amended and Restated Master Lease dated as of June 15, 2005, a Third Amendment to Consolidated Amended and Restated Master Lease dated as of October 20, 2006, a Fourth Amendment to Consolidated Amended and Restated Master Lease dated as of April 1, 2007, a Fifth Amendment to Consolidated Amended and Restated Master Lease dated as of August 10, 2007, a Sixth Amendment to Consolidated Amended and Restated Master Lease dated as of March 14, 2008 (the “Sixth Amendment”), a Seventh Amendment to Consolidated Amended and Restated Master Lease dated as of October 24, 2008, an Eighth Amendment to Consolidated Amended and Restated Master Lease dated as of March 31, 2009, and a Ninth Amendment to Consolidated Amended and Restated Master Lease dated as of May 5, 2009 (collectively, the “Existing Master Lease”) pursuant to which Lessee leases from Lessor certain healthcare facilities.
     B. Pursuant to the Sixth Amendment, Lessor and Lessee agreed to construct the Paris Facility on the Paris Land and for Lessee to lease the Paris Facility from Lessor pursuant to the Existing Master Lease.
     C. Lessor and Lessee desire to confirm the Paris Base Rent Commencement Date and the Initial Paris Base Rent and to amend the Existing Master Lease to permit certain additional advances of the Funded Amount with respect to the Paris Facility after the Paris Base Rent Commencement date, all on the terms and conditions of this Amendment.
     NOW THEREFORE, the parties agree as follows:
     1. Definitions. Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Existing Master Lease.
     2. Paris Base Rent Commencement Date. Lessor and Lessee hereby confirm that the Paris Base Rent Commencement Date is August 15, 2009.
     3. Initial Paris Base Rent.
     (a) Effective as of August 15, 2009, Lessor and Lessee hereby confirm that the Initial Paris Base Rent (which is an annual amount) is Five Hundred Seventy Five Thousand Six Hundred Thirty Three and 13/100 Dollars ($575,633.13).

     (b) Effective as of September 15, 2009, Lessor and Lessee hereby confirm that the Initial Paris Base Rent (which is an annual amount) will be increased to Six Hundred Seventy Two Thousand Three Hundred Twenty and 61/100 Dollars ($672,320.61).
     (c) Notwithstanding the provisions of Section 2(a) of the Sixth Amendment, but subject to all of the other terms and provisions of the Existing Master Lease, Lessor shall make advances of the Funded Amount after the Paris Base Rent Commencement Date with regard to: (1) services performed at, and goods delivered to, the Paris Facility prior to the Paris Base Rent Commencement Date, (2) delivery of the “as built” survey of the Paris Facility, (3) delivery of endorsements to Lessor’s Owners Title Policy, (4) Lessor’s legal fees and expenses, and (5) the State Surveyor Items (defined below); provided, however, that Lessee may, at its option, pay directly for items (2), (3), and (4). Any such advances of the Funded Amount shall result in an increase in the Initial Paris Base Rent effective as of the first day of the next month after each such advance pursuant to the formula contained in the Sixth Amendment. The amount of the Initial Paris Base Rent after all such advances have been made shall be used in calculating the Paris Base Rent for the 12 month period commencing on the first anniversary of the Paris Base Rent Commencement Date. Except as provided in this Section 3(c) of this Amendment, Lessor and Lessee hereby confirm that Lessor has no further obligation to make further advances of the Funded Amount on or after the date of this Amendment.
     (d) As used in this Amendment, the “State Surveyor Items” mean (1) Sod hill at back of Paris Facility to stop erosion, (2) Three 2’x4’ benches for main showers, and (3) two additional sidewalks, and (4) such other minor items as may be required by the State in connection with the initial licensing of the Paris Facility.
     4. Certification by Lessee. Pursuant to Section 7(a)(ii) of the Sixth Amendment, Lessee hereby certifies to Lessor that, as of the date of this Certificate, no Event of Default exists under the Master Lease or any of the Transaction Documents, all representations and warranties set forth in the Master Lease and all of the other Transaction Documents are accurate and complete, and there are no actions, suits or proceedings pending, or to the knowledge of Lessee, threatened or involving (or that could involve) Lessee, the Paris Sublessee or all or any part of the Facilities and that could impair the Facilities or the ability of Lessee and the Paris Sublessee to perform under this Amendment or any of the other Transaction Documents.
     5. Representations and Warranties of Lessee. Lessee hereby represents and warrants to Lessor that (i) it has the right and power and is duly authorized to enter into this Amendment; (ii) the execution of this Amendment does not and will not constitute a breach of any provision contained in any agreement or instrument to which Lessee is or may become a party or by which Lessee is or may be bound or affected; and (iii) the Paris Sublessee has acquired all Licenses needed to operate the Paris Facility for its Primary Intended Use.
     6. Expenses of Lessor. Lessee shall pay all reasonable expenses of Lessor incurred in connection with this Amendment, including reasonable attorneys fees and expenses.

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     7. Execution and Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.
     8. Headings. Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.
     9. Enforceability. Except as expressly and specifically set forth herein, the Existing Master Lease remains unmodified and in full force and effect. In the event of any discrepancy between the Existing Master Lease and this Amendment, the terms and conditions of this Amendment will control and the Existing Master Lease is deemed amended to conform hereto.
[SIGNATURE PAGES AND ACKNOWLEDGEMENTS FOLLOW]

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Signature Page to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

LESSOR:

STERLING ACQUISITION CORP., a Kentucky corporation

By:	/s/ Daniel J. Booth

Name:	Daniel J. Booth
Title:	Chief Operating Officer

STATE OF MARYLAND	)

COUNTY OF BALTIMORE	)
     This instrument was acknowledged before me on the 3rd day of September, 2009, by Daniel J. Booth, the COO of STERLING ACQUISITION CORP., a Kentucky corporation, on behalf of said company.

/s/ Judith A. Jacobs

Notary Public, Baltimore County, MD My commission expires: May 12, 2012
Signature Page 1 of 2

Signature Page to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

LESSEE:

DIVERSICARE LEASING CORP., a Tennessee corporation

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Title:	EVP and CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
     This instrument was acknowledged before me on the 2nd day of September, 2009, by Glynn Riddle, the EVP & CFO of DIVERSICARE LEASING CORP., a Tennessee corporation, on behalf of said company

/s/ Jacqueline S. Reed

Notary Public, Tenn. County, Williamson My commission expires: 1/24/2010
Signature Page 2 of 2

Acknowledgment to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
     The undersigned hereby consent to the transactions contemplated by this Tenth Amendment to Consolidated Amended and Restated Master Lease (the “Tenth Amendment”), ratify and affirm their respective Guaranties, Pledge Agreements, Security Agreements, Subordination Agreements and other Transaction Documents, and acknowledge and agree that the performance of the Master Lease and obligations described therein are secured by their Guaranties, Pledge Agreements, Security Agreement, Subordination Agreement and other Transaction Documents on the same terms and conditions in effect prior to this Tenth Amendment.

ADVOCAT, INC. a Delaware corporation

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
     The foregoing instrument was acknowledged before me this 2nd day of September, 2009, by Glynn Riddle, who is EVP & CFO of ADVOCAT, INC. a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Jacqueline S. Reed

Notary Public, Tenn. County, Williamson My Commission Expires: 1/24/2010
Acknowledgement Page 1 of 5

Acknowledgment to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
     The foregoing instrument was acknowledged before me this 2nd day of September, 2009, by Glynn Riddle, who is EVP & CFO of DIVERSICARE MANAGEMENT SERVICES CO., a Tennessee corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Jacqueline S. Reed

Notary Public, Tenn. County, Williamson My Commission Expires: 1/24/2010
Acknowledgement Page 2 of 5

Acknowledgment to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

ADVOCAT FINANCE INC., a Delaware corporation

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
     The foregoing instrument was acknowledged before me this 2nd day of September, 2009, by Glynn Riddle, who is EVP & CFO of ADVOCAT FINANCE INC., a Delaware corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Jacqueline S. Reed

Notary Public, Tenn. County, Williamson My Commission Expires: 1/24/2010
Acknowledgement Page 3 of 5

Acknowledgment to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
     The foregoing instrument was acknowledged before me this 2nd day of September, 2009, by Glynn Riddle, who is EVP & CFO of STERLING HEALTH CARE MANAGEMENT, INC., a Kentucky corporation, on behalf of the corporation, who acknowledged the same to be his or her free act and deed and the free act and deed of the corporation.

/s/ Jacqueline S. Reed

Notary Public, Tenn. County, Williamson My Commission Expires: 1/24/2010
Acknowledgement Page 4 of 5

Acknowledgment to
TENTH AMENDMENT TO
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

DIVERSICARE TEXAS I, LLC

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Title:	EVP & CFO

DIVERSICARE BALLINGER, LLC
DIVERSICARE DOCTORS, LLC
DIVERSICARE ESTATES, LLC
DIVERSICARE HUMBLE, LLC
DIVERSICARE KATY, LLC
DIVERSICARE NORMANDY TERRACE, LLC
DIVERSICARE TREEMONT, LLC
DIVERSICARE PARIS, LLC

BY:	DIVERSICARE TEXAS I, LLC, its sole member

By:	/s/ Glynn Riddle

Name:	Glynn Riddle
Title:	EVP & CFO

STATE OF TENNESSEE	)

COUNTY OF WILLIAMSON	)
     The foregoing instrument was acknowledged before me this 2nd day of September, 2009, by Glynn Riddle, who is EVP & CFO of DIVERSICARE TEXAS I, LLC, on behalf of itself and as the sole member of each of DIVERSICARE BALLINGER, LLC, DIVERSICARE DOCTORS, LLC, DIVERSICARE ESTATES, LLC, DIVERSICARE HUMBLE, LLC, DIVERSICARE KATY, LLC, DIVERSICARE NORMANDY TERRACE, LLC, DIVERSICARE TREEMONT, LLC, and DIVERSICARE PARIS, LLC, each a Delaware limited liability company, on behalf of the limited liability companies, who acknowledged the same to be his or her free act and deed and the free act and deed of the limited liability companies.

/s/ Jacqueline S. Reed

Notary Public, Tenn. County, Williamson My Commission Expires: 1/24/2010
Acknowledgement Page 5 of 5